UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2020

Intersect ENT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36545	20-0280837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Intersect ENT, Inc.

1555 Adams Drive

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 641-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading symbol(s)	Name of Exchange on Which registered:
Common Stock, 0.001 par value	XENT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 20, 2020 (the “Effective Date”), Intersect ENT, Inc. (the “Company”) entered into a Supply Agreement (the “Agreement”) with Hovione Inter AG, together with its subsidiaries and affiliates (“Hovione”). Hovione will be the primary provider to the Company for the active pharmaceutical ingredient (“API”) specified in the agreement. The term of this Agreement shall be for a period of five (5) years from the Effective Date of this Agreement. For the term of the Agreement the Company will purchase a minimum of 80% of the Company’s annual API requirement from Hovione, in quantities to be specified in 12-month forecasts provided by us and updated on a quarterly basis. Either the Company or Hovione may terminate the agreement prior to that date for uncured material breach by or insolvency of the other party. The Company may also terminate the agreement in the event Hovione loses any required FDA approval rendering it unable to fulfill its contractual obligations, or if Hovione is engaged in felonious or fraudulent activities. Either the Company or Hovione may terminate the Agreement in the event regulatory agencies require changes to the product specifications that materially affect Hovione’s cost of production, and the Company is unable to reach an agreement with Hovione regarding an equitable pricing adjustment.

The foregoing summary of the Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2020. The Company intends to redact certain confidential terms of the Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intersect ENT, Inc.

Dated: January 22, 2020	By:	/s/ David A. Lehman
David A. Lehman
General Counsel and Secretary